UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

U.S. Well Services Holdings, LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38025	81-1847117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Shops Boulevard Suite 301 Willow Park, Texas	76087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (254) 776-3722

U.S. WELL SERVICES, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (0.0001 par value)	USWS	NASDAQ Global Select Market
Warrants	USWSW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by U.S. Well Services, Inc., a Delaware corporation (“USWS Inc.”), with the Securities and Exchange Commission (the “SEC”) on June 27, 2022, USWS Inc. entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among USWS Inc., ProFrac Holding Corp., a Delaware corporation (“ProFrac”), and Thunderclap Merger Sub I, Inc., a Delaware corporation and an indirect subsidiary of ProFrac (“Merger Sub”). On November 1, 2022, pursuant to the terms and conditions of the Merger Agreement, Merger Sub merged with and into USWS Inc. (the “Merger”), with USWS Inc. surviving the merger as the surviving corporation and wholly owned by Thunderclap Intermediate, Inc. (“Thunderclap Intermediate”), an indirect subsidiary of ProFrac (the “Surviving Company”).

Immediately following the consummation of the Merger, the newly constituted board of directors of the Surviving Company approved and recommended that Thunderclap Intermediate, the sole stockholder of the Surviving Company, approve a Certificate of Conversion and a Certificate of Formation to effect the conversion of the Surviving Company from a Delaware corporation to a Delaware limited liability company (the “Conversion”) and a change in the Surviving Company’s name to U.S. Well Services Holdings, LLC (the “USWS Holdings LLC”), which was subsequently approved by Thunderclap Intermediate. The Conversion was effective immediately following the consummation of the Merger pursuant to the filing of a Certificate of Conversion and a Certificate of Formation with the Secretary of State for the State of Delaware, which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Immediately following the Conversion, Thunderclap Intermediate contributed all of the limited liability company interests in USWS Holdings LLC to ProFrac Holdings, LLC (“ProFrac Holdings”), a subsidiary of Parent (the “Initial Transfer”). Immediately following the Initial Transfer, ProFrac Holdings contributed all of the limited liability company interests in USWS Holdings LLC to ProFrac Holdings II, LLC a Texas limited liability company (“ProFrac Holdings II”), a wholly owned subsidiary of ProFrac Holdings (“Secondary Transfer”).

Item 1.01	Entry into a Material Definitive Agreement.

Limited Liability Company Agreement

Immediately upon the effectiveness of the Conversion, USWS Holdings LLC and ProFrac Holdings II, its sole member, entered into the Limited Liability Company Agreement of USWS Holdings LLC (the “LLC Agreement”). The LLC Agreement sets forth the terms and conditions on which USWS Holdings LLC will be governed. The LLC Agreement vests ProFrac Holdings II complete authority and control over the management and business and affairs of USWS Holdings LLC. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Master Reorganization Agreement

Immediately following the Secondary Transfer, USWS Holdings LLC entered into that certain Master Reorganization Agreement by and among USWS Holdings LLC, ProFrac Manufacturing, LLC, ProFrac Services, LLC, USWS Holdings LLC, U.S. Well Services, LLC, USWS Fleet 10, LLC and USWS Fleet 11, LLC (the “Reorganization Agreement”), whereby USWS Holdings LLC transferred certain assets to ProFrac Manufacturing, LLC and certain contracts to ProFrac Services, LLC. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Reorganization Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.

Conversion of USWS’ Securities

•

At the effective time of the Merger (the “Effective Time”), each share of Class A Common Stock of USWS Inc., par value $0.0001 per share (the “USWS Common Stock”), was converted automatically into the right to receive 0.3366 (the “Exchange Ratio”) shares of Class A common stock of ProFrac, par value $0.01 per share (the “PFHC Common Stock”) (the “Merger Consideration”), as adjusted from the agreed upon Merger Agreement ratio of 0.0561 to account for the 1-for-6 reverse stock split implemented by USWS Inc. on August 4, 2022.

•	Immediately prior to the Effective Time:

•

each holder of Series A Redeemable Convertible Preferred Stock of USWS Inc., par value $0.0001 per share, (the “USWS Series A Preferred Stock”) had the option of converting such stock into shares of USWS Common Stock at the Merger Conversion Ratio (as defined in the Merger Agreement), and any shares of USWS Series A Preferred Stock not so converted at the Merger Conversion Ratio were automatically converted into shares of USWS Common Stock at the then-effective conversion rate as calculated pursuant to USWS Inc.’s Certificate of Designations (as defined in the Merger Agreement); and

•

each Equity Linked Convertible Note (as defined in the Merger Agreement) issued and outstanding at such time was automatically converted into a number of shares of USWS Common Stock equal to the quotient obtained by dividing (i) the amount of outstanding aggregate principal amount, plus accrued and unpaid interest, owing under such Equity Linked Convertible Note through July 9, 2022, by (ii) $7.32.

•

At the Effective Time, each February Term C Loan Warrant and March Term C Loan Warrant (as such terms are defined in the Merger Agreement) that was issued and outstanding immediately prior to the Effective Time (which was held by ProFrac pursuant to the Warrant Sale, as such term is defined and described below) was automatically canceled and ceased to exist and no consideration was delivered in exchange therefor.

•

The obligations of USWS Inc. under the Rollover Warrants were assumed by ProFrac and the Rollover Warrants now represent the right to receive upon valid exercise thereof shares of PFHC Common Stock equal to the product of (A) the number of shares of USWS Common Stock subject to such Rollover Warrant immediately prior to the Effective Time and (B) the Exchange Ratio.

Conversion of USWS Inc.Stock-Based Awards

•

At the Effective Time, each share of USWS Common Stock that was subject to vesting, repurchase, or other lapse of restrictions that was outstanding and unvested under USWS Inc.’s Amended and Restated 2018 Stock Incentive Plan (the “Company LTIP”) immediately prior to the Effective Time was, by virtue of the Merger and without any action on the part of the holder thereof, canceled in exchange for the right to receive the Merger Consideration and, in lieu of any fractional shares, cash.

•

Immediately prior to the Effective Time, each then-outstanding deferred stock unit or restricted stock unit, in each case representing a right to receive one share of USWS Common Stock granted under the Company LTIP (each, a “DSU”), was, by virtue of the Merger and without any action on the part of the holder thereof, canceled and converted into the right to receive the Merger Consideration and, in lieu of any fractional shares, cash.

•

Immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, (i) each then-outstanding Pool A Performance Award (as defined in the Merger Agreement) was canceled and converted into the right to receive (A) for recipients of Pool A Performance Awards who consented to the terms of that certain Amendment to Performance Awards included as an exhibit to the Merger Agreement (the “Award Amendment”), the Merger Consideration in an amount equal to the accumulated award value as of July 19, 2022 divided by $7.32, and (B) with respect to each Pool A Performance Award not amended by an Award Amendment, the Merger Consideration in an amount equal to the accumulated award value as of the Effective Time divided by $7.32; and (ii) each then-outstanding Pool B Performance Award (as defined in the Merger Agreement) was canceled and converted into the right to receive (A) with respect to each Pool B Performance Award amended by an Award Amendment, the Merger Consideration in an amount equal to the accumulated award value as of July 19, 2022 divided by $6.468, and (B) with respect to each Pool B Performance Award not amended by an Award Amendment, the Merger Consideration in an amount equal to the accumulated award value as of the Effective Time divided by $6.468.

Merger Consideration; Material Relationship

The value of the aggregate equity issued in connection with the Merger, based on the PFHC Common Stock 10-day VWAP as of October 31, 2022, is approximately $270 million. In addition, ProFrac is using cash to retire approximately $170 million of USWS Inc. debt, leaving approximately $35 million of various forms of equipment related financing outstanding, and is paying approximately $22 million in pre-payment penalties in connection with the consummation of the Merger.

Dan Wilks and Farris Wilks, together with certain of their affiliates, (collectively, the “Wilks Parties”) collectively hold a controlling interest in ProFrac. Certain Wilks Parties also owned certain securities of USWS Inc., including Equity Linked Convertible Notes that converted immediately prior to the Effective Time, as described above. Upon the consummation of the Merger, the Wilks Parties received an aggregate of 4,138,596 shares of PFHC Common Stock as Merger Consideration, which, based on the PFHC Common Stock 10-day VWAP as of October 31, 2022, is approximately $86 million.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, filed with the SEC on June 24, 2022, which is incorporated herein by reference.

Warrant Sale

In connection with the Merger, the holders of the February Term C Loan Warrants and the March Term C Loan Warrants (as such terms are defined in the Merger Agreement) sold all of their respective February Term C Loan Warrants and March Term C Loan Warrants to ProFrac in exchange for an aggregate purchase price of $2,639,999.82 (the “Warrant Sale”).

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01is incorporated herein by reference.

At the Effective Time, in connection with the consummation of the Merger, USWS Inc. notified the NASDAQ Global Select Market (“NASDAQ”) that the Merger had been consummated and requested that the trading of shares of USWS Common Stock and USWS Inc.’s publicly traded Warrants on NASDAQ be suspended and that the listing of such shares of USWS Common Stock on NASDAQ be withdrawn. In addition, USWS Inc. requested that NASDAQ file with the SEC a notification on Form 25 to report the delisting of shares of USWS Common Stock from NASDAQ and to deregister shares of USWS Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note is incorporated herein by reference.

On November 1, 2022, at the effective time of the Conversion (the “Conversion Effective Time”) and as a result of the Conversion, all outstanding shares of capital stock of the Surviving Company were cancelled and

USWS Holdings LLC issued a 100% membership interest in the USWS Holdings LLC to Thunderclap Intermediate as the initial sole member of USWS Holdings LLC, prior to the Initial Transfer. Such membership interest was issued in a transaction exempt from registration under Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 2.01, Item 3.01 and Item 5.01 incorporated herein by reference.

Item 5.01	Change in Control of Registrant

The information set forth in the Introductory Note is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements to Certain Officers.

In accordance with the terms of the Merger Agreement, effective as of the Effective Time (i) Matthew D. Wilks became the sole director of the Surviving Company and (ii) Ladd Wilks, Lance Turner, Coy Randle and Robert Willette became the Chief Executive Officer, Chief Financial Officer, Chief Operations Officer and Chief Legal Officer of the Surviving Company, respectively (the “Surviving Company Officers”).

At the Conversion Effective Time, (i) the Surviving Company Officers ceased to be officers of the Surviving Company and Matthew D. Wilks, Lance Turner and Robert Willette became the President, Chief Financial Officer and Secretary of USWS Holdings LLC, respectively, and (ii) ProFrac Holdings II, pursuant to the LLC Agreement, was vested with the exclusive and complete authority to manage the operations of USWS Holdings LLC.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1 †	Agreement and Plan of Merger, dated as of June 21, 2022, by and among U.S. Well Services, Inc., ProFrac Holding Corp. and Thunderclap Merger Sub I, Inc. (incorporated by reference to Exhibit 2.1 to U.S. Well Services, Inc.’s Current Report on Form 8-K filed with the SEC on June 27, 2022).

3.1*	Certificate of Conversion of U.S. Well Services, Inc. into U.S. Well Services Holdings, LLC.

3.2*	Certificate of Formation of U.S. Well Services Holdings, LLC.

3.3.*	Limited Liability Company Agreement of U.S. Well Services Holdings, LLC.

10.1*	Master Reorganization Agreement, dated as of November 1, 2022, by and among U.S. Well Services Holdings, LLC, ProFrac Manufacturing, LLC, ProFrac Services, LLC, USWS Holdings LLC, U.S. Well Services, LLC, USWS Fleet 10, LLC and USWS Fleet 11, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†	The schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. WELL SERVICES HOLDINGS, LLC

Date: November 7, 2022	By:	/s/ Robert Willette
Robert Willette
Secretary